Exhibit 10.1

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SNAP Interactive, Inc. * 462 7th Avenue, 4th Floor * New York, NY 10018

November 27, 2013

Mr. Sam Yagan
Chief Executive Officer
Match.com, L.L.C.
8300 Douglas Avenue, Suite 800
Dallas, Texas 75225

Re: Business Development Agreement

Dear Mr. Yagan,

Further to our recent discussions, I am pleased to provide the following Business Development Agreement (this “Agreement”) to support our upcoming plans and meet our aggressive growth targets.

Our agreed upon terms and conditions are as follows:

1.
Background. Snap Interactive, Inc. (“SNAP”) is an Internet company providing services in the social dating market.  SNAP owns and operates a social dating software application under its AYI brand that can be accessed on Facebook, mobile devices such as iPhone and Android, and a stand-alone website. Match.com, L.L.C. (“Match”) is an online personals service provider that provides online personals services to registered members and subscribers.

2.	Purpose of Agreement. This Agreement provides the framework for SNAP to promote Match on its AYI social dating website and software application during the Term of this Agreement.

3.
Term. The term of this Agreement is from the date of this Agreement until the 91st date following the Launch Date (the “Term”).  The term “Launch Date” means the later of (i) January 1, 2014, or (ii) the day that Match and its affiliates collectively reach ***** who reach websites from the Integration Features.

4.
Compensation for SNAP. Within four (4) business days of the execution of this Agreement, Match will pay to SNAP a non-refundable aggregate amount in cash equal to three hundred thousand ($300,000), payable by wire transfer in immediately available funds, to the bank account designated in writing by SNAP.

5.	Integration Features. Subject to Section 6 of this Agreement, SNAP agrees to continuously provide the following integration features (the “Integration Features”) during the Term to *****:

(a)	Feature Match on *****;

(b)	Feature Match through *****;

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(c)	Feature Match on *****; and

(d)	*****.

Subject to Match’s obligations pursuant to this Section 5 and Section 6 this Agreement, SNAP agrees to complete the installation and testing of the Integration Features listed in clauses (a) – (c) above and *****.

Match may promote, in its discretion, ***** in the Integration Features.  *****  As between SNAP and Match, all data derived from the Integration Features is the exclusive property of Match.  Match shall provide to SNAP a copy of data from the Integration Features *****.  SNAP agrees that it will not bid on or purchase “Match” or “Match.com” or any derivative thereof as a search term and Match agrees that it will not bid on or purchase “SNAP,” “SNAP Interactive,” “AreYouInterested,” “AreYouInterested.com,” “AYI” or “AYI.com” or any derivative thereof as a search term.

6.	Match API Provisions.

(a)
Match grants SNAP a non-exclusive, non-sub-licensable, non-assignable, non-transferable revocable license to use the Match.com, or any of its affiliates, Application Programming Interface (the “Match API”) solely to *****.  SNAP agrees that as between SNAP and Match, Match owns all right, title and interest in and to the Match API and the Member Content.  Match may throttle or terminate use of the Match API at any time.  SNAP is not required to provide any Integration Features during any period when Match throttles or terminates the use of the Match API or fails to provide access to or display any Member Content.

(b)
Match will provide SNAP a unique identification number by which SNAP will access the Match API (the “Application ID”).  SNAP will only access the Match API from its server code using the Application ID.  SNAP will not allow the Application ID to appear within the Javascript, browser code or html or otherwise disclose or make it available to any third party.  If SNAP suspects or knows that there has been an unauthorized disclosure of the Application ID, it will give prompt written notice to Match regardless of the day or the time of the discovery or suspicion, which notice will be by email to PageOpsManager@match.com and in all cases within eight (8) business hours of the SNAP’s discovery or suspicion of unauthorized disclosure.

(c)
SNAP will refresh the Member Content through the Match API no less frequently than every six (6) hours.  SNAP will include meta robot no cache tags in the code on the AYI website and AYI’s Facebook application, and will not cache Member Content for more than six (6) hours or otherwise retain a copy of the Member Content for any reason.

(d)	If SNAP or Match receives a request ***** from the AYI.com website or AYI’s Facebook application, the parties will provide each other with prompt notice of any such requests and shall *****.

7.
Consultation Rights. During the Term, Match shall have the right to ***** of the Integration Features.  SNAP approves all Integration Features that are substantially similar to those attached hereto as exhibits. SNAP shall have the opportunity to review and approve any material changes to such Integration Features (with such approval not to be unreasonably withheld or delayed).

8.
Press Release. A mutually-agreed upon press release, substantially in the form as attached to this Agreement as Exhibit D, that contains a favorable quote about this Agreement from the Chief Executive Officer of Match, will be issued by the parties within four (4) business days following the execution of this Agreement.

9.
Severability. In case any provision of this Agreement shall be invalid, illegal or incapable of being enforced by any law or public policy, such provision shall be reformed to the extent necessary to permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  If such provision is not capable of reformation or if the applicable governmental entity refuses to reform such provision, it shall be severed from this Agreement and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

10.
Confidentiality.  Match and SNAP agree that, except to the extent (i) otherwise required by applicable laws or regulations, (ii) disclosed pursuant to Section 8 of this Agreement or (iii) this provision is waived in writing by the other party to this Agreement, each of them will treat and maintain as confidential the financial and other details of this Agreement and the transactions contemplated hereby.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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11.
Integrated Agreement. This Agreement and the Exhibits attached hereto constitute the entire agreement between the parties hereto, and there are no other agreements, understandings, restrictions, warranties or representations between the parties.

12.
Counterparts. This Agreement may be executed in one or more counterparts (and by facsimile or portable document format (.pdf)), each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

13.
Governing Law.  This Agreement shall be governed by, construed, interpreted and applied in accordance with the laws of the State of New York, without giving effect to any conflict of laws rules that would refer the matter to the laws of another jurisdiction.

14.
Successors and Assigns.  This Agreement, and all the terms and provisions hereof, shall inure to the benefit of, and be binding upon, the parties hereto and their respective assigns, successors, heirs, executors and administrators.

15.	Amendments. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, both SNAP and Match.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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The parties have executed this Agreement as of the date set forth above.  We look forward to working closely with Match for the future success of our respective businesses.

Sincerely,

SNAP INTERACTIVE, INC.

/s/ Clifford Lerner
Clifford Lerner
President and Chief Executive Officer

ACCEPTED:

MATCH.COM, L.L.C.

/s/ Curtis Anderson
Curtis Anderson
V.P. and General Counsel

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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EXHIBIT A

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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EXHIBIT B

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

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EXHIBIT C

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.